Exhibit 99.1

Amplify Snack Brands, Inc. Strengthens Executive Leadership Team to Further Support Growth Initiatives

Appoints Consumer Packaged Foods Sales and Marketing Industry Veteran, Mike DeGrace, Senior Vice President of Sales North America

Brian Goldberg, Chief Financial Officer, to Transition into the Newly Created Role of Chief Strategy Officer, Executive Vice President of Corporate Development

Stuart Telford Promoted to Senior Vice President Global Operations

Austin, Texas – January 3, 2017 – Amplify Snack Brands, Inc. (“Amplify” or the “Company”) (NYSE:BETR), a leading marketer and manufacturer of branded better-for-you snack food products, today announced it has strengthened the Company’s executive leadership team by appointing Mike DeGrace as Senior Vice President of Sales North America. Mr. DeGrace joins Amplify with over 30 years of consumer packaged foods experience in leading growth-oriented sales and business development teams at Kellogg Foods, WhiteWave Foods, Chiquita, ConAgra Foods and Kraft Foods.

“We are excited to further enhance and expand our leadership team as we position ourselves for the next phase of our organizational development and growth. The strengthening of our leadership team will help us realize our major growth opportunities in business development, product innovation and geographic expansion with our international portfolio of better-for-you snack food brands,” commented Tom Ennis, Amplify’s President and Chief Executive Officer. “Mike is an incredibly talented sales executive with strong national account relationships across multiple sales channels, and we look forward to his strategic contributions as we build upon our growth potential in North America.”

Most recently from 2014 to November 2016, Mr. DeGrace served as Vice President Food Service Sales at Kellogg Foods and prior to that was Vice President Sales Strategy and Planning. From 2007 to 2014, Mr. DeGrace held several positions at WhiteWave Foods including Vice President Channels where he led national sales and strategy development across club, drug and food service channels, Vice President East where he led the grocery sales development including trade spending and customer marketing, and Director of the Kroger team where he led the transformation from a broker sales model to a direct sales model. From 2006 to 2007, Mr. DeGrace was a National Account Director at Chiquita and from 2002 to 2006 held several Director positions in sales and business development at ConAgra Foods. From 1987 to 2002, Mr. DeGrace also held various sales and marketing positions at Kraft Foods. Mr. DeGrace holds a Bachelor of Science in Finance from the University of Maryland.

Further, as part of the efforts to optimize the Company’s new global organization, the Company also announced that Brian Goldberg, Amplify’s Chief Financial Officer, will transition into the newly created role of Chief Strategy Officer and Executive Vice President Corporate Development, primarily focused on corporate strategy, strategic partnerships, M&A execution and integration, as well as other global corporate development initiatives. This transition will occur upon the appointment of a new Chief Financial Officer in 2017.

“We are pleased Brian will transition into an integral strategy role during 2017, given his track record and strong background in corporate development, as we focus on the Tyrrells integration and realization of revenue synergies over the next several years,” commented Ennis.

Additionally, as was previously announced, Amplify promoted Stuart Telford, who previously served as the Tyrrells Group Operations Director and brings over 18 years of operations experience, to Senior Vice President of Global Operations and Jeff Arnold to Vice President North America Operations. All three senior executives will report directly to Tom Ennis, President and Chief Executive Officer, while Mr. Arnold will report to Mr. Telford.

Lastly, Jason Shiver, Executive Vice President North America, effective April 1, 2017, will transition into an executive advisory role for the remainder of the year. As a result of these planned executive transitions, Amplify’s Board of Directors will conduct a comprehensive executive search for the positions of Chief Financial Officer and General Manager/President North America.

“We remain intently focused on the execution of our growth initiatives and building upon the success of our international brands to drive sales and profitability. Stuart has already demonstrated meaningful value add to the organization and expanded our global capabilities in this core area. We would also like to thank Jason for his tremendous contributions and long-time support of Amplify and our brands as well as his continued involvement as an advisor,” concluded Ennis.

About Amplify Snack Brands, Inc.

Headquartered in Austin, Texas, Amplify Snack Brands is a high growth snack food company focused on developing and marketing products that appeal to consumers’ growing preference for Better-For-You (BFY) snacks. Our brands SkinnyPop®, Tyrrells®, Paqui® and Oatmega® embody our BFY mission of “snacking without compromise” and have amassed a loyal customer base across a wide range of food distribution channels in the United States, United Kingdom, Canada, Europe and Australia. For additional information, please visit: http://amplifysnackbrands.com.

Forward-Looking Statements

This press release contains certain forward-looking statements regarding our performance. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “target”, “projects”, “contemplates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The important factors that could cause actual results to differ materially from those in any forward-looking statements include, but are not limited to, the following: (i) changes in consumer preferences and discretionary spending may have a material adverse effect on our brand loyalty, net sales, results of operations and financial condition, (ii) we rely on sales to a limited number of distributors and retailers for the substantial majority of our net sales, and the loss of one or more such distributors or retailers may harm our business, (iii) sales of a limited number of SkinnyPop products and flavors contributed nearly all of our historical profitability and cash flow and a reduction in the sale of our SkinnyPop products would have a material adverse effect on our ability to remain profitable and achieve future growth, and (iv) our ability to successfully integrate the Tyrrells business and our other recent acquisitions with our existing operations.

Further information on these and other factors that could affect our financial results and the forward-looking statements in this press release are included in our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission (“SEC”) and in other filings we will make with the SEC from time to time, particularly under the caption Risk Factors.

You should not place undue reliance upon forward-looking statements as predictions of future events. Amplify has based the forward-looking statements contained in this press release on its current expectations and projections about future events and trends that it believes may affect its business, financial condition, results of operations and prospects. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Amplify undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

CONTACT

Investors

ICR

Katie Turner

646-277-1228

Media

ICR

Cory Ziskind

646-277-1232

cory.ziskind@icrinc.com

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